As Filed with the Securities and Exchange Commission on March 1, 2010
Registrant No. 333-109579\811-21440

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	333-109579

Post-Effective Amendment No. 15	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 16	811-21440
(Check appropriate box or boxes)
TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
(Exact name of Registrant)
TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)	Copy to:

Frank A. Camp, Esq.	Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company	Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.	1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA 52499	Washington, DC 20004-2415
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☑	on May 1, 2010 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered: Individual variable adjustable life insurance policies.

PART A

P R O S P E C T U S
May 1, 2010

ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461 ● 1-319-355-8572

A Variable Adjustable Life Insurance Policy

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”), an AEGON company. A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy is not guaranteed to achieve its goal. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A I M Variable Insurance Funds
AIM V.I. Dynamics Fund (Series I Shares)
AIM V.I. Financial Services Fund (Series I Shares)
AIM V.I. Global Health Care Fund (Series I Shares)
AIM V.I. Small Cap Equity Fund (Series I Shares)
AIM V.I. Technology Fund (Series I Shares)

American Funds Insurance Series
AFIS Global Small Capitalization Fund (Class 2)
AFIS Growth Fund (Class 2)
AFIS International Fund (Class 2)
AFIS New World Fund (Class 2)

DFA Investment Dimensions Group, Inc.
DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Targeted Value Portfolio

DWS Investments VIT Funds
DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products Funds
Fidelity VIP Balanced Portfolio (Initial Class)
Fidelity VIP Contrafund® Portfolio (Initial Class)
Fidelity VIP Growth Portfolio (Initial Class)
Fidelity VIP Growth Opportunities Portfolio (Initial Class)
Fidelity VIP High Income Portfolio (Initial Class)
Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Mid Cap Portfolio (Initial Class)

First Eagle Variable Funds, Inc.
First Eagle Overseas Variable Fund

Ibbotson ETF Allocation Series
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)
Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)
Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)
Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)
Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)

Janus Aspen Series
Janus Aspen Balanced Portfolio (Institutional Shares)
Janus Aspen Enterprise Portfolio (Institutional Shares)
Janus Aspen Flexible Bond Portfolio (Institutional Shares)
Janus Aspen Forty Portfolio (Institutional Shares)
Janus Aspen Janus Portfolio (Institutional Shares)
Janus Aspen Overseas Portfolio (Institutional Shares)
Janus Aspen Worldwide Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust
PIMCO VIT All Asset Portfolio (Administrative Class)
PIMCO VIT All Asset Portfolio (Institutional Class)
PIMCO VIT High Yield Portfolio (Institutional Class)
PIMCO VIT Real Return Portfolio (Institutional Class)
PIMCO VIT Short-Term Portfolio (Institutional Class)
PIMCO VIT Total Return Portfolio (Institutional Class)

Royce Capital Fund
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

Rydex Variable Trust
Rydex Variable Trust Nova Fund
Rydex Variable Trust NASDAQ-100® Fund

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio

Third Avenue Variable Series Trust
Third Avenue Value Portfolio

The Universal Institutional Funds, Inc.
UIF U.S. Mid Cap Value Portfolio (Class I)

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Multi-Manager Alternatives Fund

Vanguard® Variable Insurance Fund
Vanguard® VIF Balanced Portfolio
Vanguard® VIF Capital Growth Portfolio
Vanguard® VIF Diversified Value Portfolio
Vanguard® VIF Equity Income Portfolio
Vanguard® VIF Equity Index Portfolio
Vanguard® VIF Growth Portfolio
Vanguard® VIF High Yield Bond Portfolio
Vanguard® VIF International Portfolio
Vanguard® VIF Mid-Cap Index Portfolio
Vanguard® VIF Money Market Portfolio
Vanguard® VIF REIT Index Portfolio
Vanguard® VIF Short-Term Investment-Grade Portfolio
Vanguard® VIF Small Company Growth Portfolio
Vanguard® VIF Total Bond Market Index Portfolio
Vanguard® VIF Total Stock Market Index Portfolio

ii

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY	Advantage X

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•	Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Term Life Insurance Rider and the Experience Credits Rider, are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•	You select a premium payment plan, but the plan is flexible — you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•	You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•	Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy for a refund, but only if you return it within a prescribed free-look period, which is generally 14 days after we mail the Policy or 10 days after the delivery of the Policy to you. Certain states may require a longer free-look period. The amount of the refund will be the greater of (a) the Policy’s cash value as of the date the Policy is returned to (and a written request to cancel the Policy is received in good order at) our home office, or (b) the amount of premiums paid, less any partial withdrawals. During the free-look period, we will either (a) allocate the initial premium payment(s) to the subaccounts indicated on the application, or (b) hold the premiums paid in our general account or, if available, in the money market subaccount. If you decide to cancel your Policy during the free-look period, then we will treat the Policy as if it had never been issued.

Variable Life Insurance Benefit

•	If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies) subject to applicable law and the terms of the Policy. The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Under current tax law, the life insurance benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:

•	the face amount of the Policy; or

•	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:

•	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death; or

•	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:

•	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals; or

•	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

As used above, the term “limitation percentage” is used to determine the minimum life insurance benefit. The limitation percentage depends on which tax compliance test you choose. See the “Guideline Premium Test” and the “Cash Value Accumulation Test” tables set forth in the Life Insurance Benefit section of this prospectus for additional information.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

•	Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•	Cash value is the sum of your Policy’s value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

Transfers

•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•	After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•	We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make, including any processing fee. Withdrawals taken at any time, but especially during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.

•	If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load in Policy years 2-7.

•	A partial withdrawal or surrender may have tax consequences.

Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal or surrender the Policy. Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,

•	understand the charges and deductions under the Policy, and

•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You may allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy and amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Load Risk

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. A loan taken out from a Policy that is a MEC is taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Risk of Agent/Registered Representative Actions

The registered representative/agent of record for your Policy may change your allocation instructions for you, and may make transfers among the subaccounts or from the subaccounts to the fixed account on your behalf. You will be bound by these actions of your registered representative/agent of record. You assume the risk that the registered representative/agent of record for your Policy will allocate premium or make transfers that you would not have made and/or that result in a reduction in cash value.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable (directly and indirectly) when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. (In certain cases, different charges apply to Policies issued before January 1, 2010; see footnotes below).

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

		Amount Deducted	Amount Deducted
		Maximum Guaranteed	Current Charge at
Charge	When Charge is Deducted	Charge the Policy Allows	Time of Policy Issue

Percent of Premium Load[1]	Upon receipt of premium	15.00% of each premium received	12.00% of premium received up to target premium[2] and 0% of premium received in excess of target in Policy year 1; 9.00% of premium received up to target premium and 0% of premium received in excess of target in Policy years 2-4; 2.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 5-7; 2.10% of premium received up to target premium and 0% of premium received in excess of target in Policy years 8-10; and 0.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 11+.

Partial Withdrawal Charge	Upon withdrawal	$25.00	$0

Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

(1)	Different current charges apply to Policies issued before January 1, 2010. For these policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and 2.80% current percent of premium load on excess of target premium for Policy years 1-30. The maximum guaranteed percent of premium load is 15.00% of each premium payment.

(2)	The “target premium” is not the planned premium that you intend to pay. The target premium is used to calculate the percent of premium load and monthly deferred sales charge. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s gender, issue age and underwriting class.

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

		Amount Deducted	Amount Deducted
		Maximum Guaranteed	Current Charge at
Charge	When Charge is Deducted	Charge the Policy allows	time of Policy Issue

Monthly Contract Charge[1]	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month

Cost of Insurance[2] (without extra ratings)[3]
• Minimum Charge	On the effective date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk[5] (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0085 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)

• Maximum Charge		$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$21.25 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)

• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

Cost of Insurance[2] if Experience Credits Rider is elected[4] (without extra ratings)[3]
• Minimum Charge	On the effective Date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk[5] (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0102 per month per $1000 of net amount at risk (Female, Non-Tabacco, Age 20, Medical Issue)

• Maximum Charge		$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$25.50 per month per $1000 of net amount of risk (Male, Tobacco, Age 99, Guaranteed Issue)

• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.29 per month per $1000 of net amount at risk	$0.025 per month per $1000 of net amount at risk

Mortality and Expense Risk Charge[6]	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.75% (annually) of the average cash value in Policy years 1-30, 0.10% (annually) of the average cash value in Policy years 31+

		Amount Deducted	Amount Deducted
		Maximum Guaranteed	Current Charge at
Charge	When Charge is Deducted	Charge the Policy allows	time of Policy Issue

Loan Interest Spread[7]	On Policy anniversary or earlier, as applicable[8]	2.00% (annually)	0.75% (annually) in Policy years 1-30; and 0.10% (annually) in Policy years 31+

Monthly Deferred Sales Load[9]	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0% of premium received in excess of target premium in Policy year 1

Term Life Insurance Rider[10]
• Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk	$0.0085 per month per $1000 of net amount at risk

• Maximum Charge		$29.19 per month per $1000 of net amount at risk	$25.68 per month per $1000 of net amount at risk

• Charge for a Male, age 48, Guaranteed Issue		$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

(1)	For Policies issued prior to January 1, 2010, the monthly contract charge is $5.00 for Policy years 1 — 20. The highest current monthly contract charge is $5.00 per month in all Policy years. The maximum guaranteed charge is $10.00 per month in all Policy years.

(2)	Cost of insurance rates vary based on a number of factors, including, but not limited to, the insured’s age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover. Different current cost of insurance charges apply to Policies issued before January 1, 2010.

(3)	We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(4)	If the Owner selects the experience credits rider, the cost of insurance charge is increased by 20% to fund a claims stabilization reserve. Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated. Please refer to the Supplemental Benefit Riders section for more details.

(5)	The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(6)	Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. The highest current mortality and expense risk charge is 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

(7)	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (the interest we credit to amounts in the loan account is 2.00% annually). See Maximum Loan Account Interest Rate.

(8)	While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.

(9)	The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Different current monthly deferred sales loads apply for Policies issued before January 1, 2010. The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1. The maximum guaranteed charge is 0.300% of all premium received in Policy year 1.

(10)	The charge for this rider varies based on the issue age, duration, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover. Different term life insurance rider charges apply to Policies issued before January 1, 2009.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2009. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses [TO BE UPDATED]	Lowest		Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)		%		%

[TO BE UPDATED]
Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2009 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. The percentages given are annual rates. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

Fees and
				Acquired	Gross	Expenses
				Fund	Total	Contractually	Total Net
	Management	Other	12b-1	Fees and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed[46]	Expenses

AIM V.I. Dynamics Fund (Series I Shares)
AIM V.I. Financial Services Fund (Series I Shares)
AIM V.I. Global Health Care Fund (Series I Shares)
AIM V.I. Small Cap Equity Fund (Series I Shares)
AIM V.I. Technology Fund (Series I Shares)
AFIS Global Small Capitalization Fund (Class 2)
AFIS Growth Fund (Class 2)
AFIS International Fund (Class 2)
AFIS New World Fund (Class 2)

Fees and
				Acquired	Gross	Expenses
				Fund	Total	Contractually	Total Net
	Management	Other	12b-1	Fees and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed[46]	Expenses

DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
DWS Small Cap Index VIP (Class A)
Fidelity VIP Balanced Portfolio (Initial Class)
Fidelity VIP Contrafund® Portfolio (Initial Class)

Fidelity VIP Growth Portfolio (Initial Class)
Fidelity VIP Growth Opportunities Portfolio (Initial Class)
Fidelity VIP High Income Portfolio (Initial Class)
Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Mid Cap Portfolio (Initial Class)
First Eagle Overseas Variable Fund
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)
Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)
Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)
Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)
Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)
Janus Aspen Balanced Portfolio (Institutional Shares)
Janus Aspen Enterprise Portfolio (Institutional Shares)
Janus Aspen Flexible Bond Portfolio (Institutional Shares)
Janus Aspen Forty Portfolio (Institutional Shares)
Janus Aspen Janus Portfolio (Institutional Shares)
Janus Aspen Overseas Portfolio (Institutional Shares)
Janus Aspen Worldwide Portfolio (Institutional Shares)
PIMCO VIT All Asset Portfolio (Administrative Class)
PIMCO VIT All Asset Portfolio (Institutional Class)
PIMCO VIT High Yield Portfolio (Institutional Class)

Fees and
				Acquired	Gross	Expenses
				Fund	Total	Contractually	Total Net
	Management	Other	12b-1	Fees and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed[46]	Expenses

PIMCO VIT Real Return Portfolio (Institutional Class)
PIMCO VIT Short-Term Portfolio (Institutional Class)
PIMCO VIT Total Return Portfolio (Institutional Class)
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
Rydex Variable Trust NASDAQ-100® Fund
Rydex Variable Trust Nova Fund
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
Third Avenue Value Portfolio
UIF U.S. Mid Cap Value Portfolio (Class I)
Van Eck Worldwide Multi-Manager Alternatives Fund
Vanguard® VIF Balanced Portfolio
Vanguard® VIF Capital Growth Portfolio
Vanguard® VIF Diversified Value Portfolio
Vanguard® VIF Equity Income Portfolio
Vanguard® VIF Equity Index Portfolio
Vanguard® VIF Growth Portfolio
Vanguard® VIF High Yield Bond Portfolio
Vanguard® VIF International Portfolio
Vanguard® VIF Mid-Cap Index Portfolio
Vanguard® VIF Money Market Portfolio
Vanguard® VIF REIT Index Portfolio
Vanguard® VIF Short-Term Investment-Grade Portfolio
Vanguard® VIF Small Company Growth Portfolio
Vanguard® VIF Total Bond Market Index Portfolio
Vanguard® VIF Total Stock Market Index Portfolio

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(46)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangement, annual portfolio operating expenses would have been:

Fees and
				Acquired	Gross	Expenses
				Fund Fees	Total	Voluntarily	Total Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed	Expenses

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy. Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy. Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. We know it is important for you to understand how these events may impact your account value and our ability to meet the guarantees under the Policies.

Assets in the Separate Account.  You assume all of the investment risk for account value allocated to the subaccounts. Your cash value in the subaccounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account.  Any guarantees under the Policies that exceed your cash value, such as those associated with any life insurance benefits, are paid from our general account (not the separate account). Therefore, any amounts that we may be obligated to pay under the Policies in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account. The general account is subject to claims made on the assets of the insurance company. An investor should look to the financial strength of the insurance company with regard to the insurance company guarantees.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa — as well as the financial statements of the separate account — are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our home office referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account’s assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. You bear the risk that interest we credit will not exceed 2.0%.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

AIM Variable Insurance Funds
managed by Invesco Aim Advisors, Inc. It is anticipated that, on or about the end of the fourth quarter of 2009, the businesses of Invesco Aim and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund’s investment adviser following the combination and will provide substantially the same services as are currently provided by the three entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.
• AIM V.I. Dynamics Fund (Series I Shares) seeks long-term capital growth by investing at least 65% of its assets in equity securities of mid-capitalization companies.

• AIM V.I. Financial Services Fund (Series I Shares) seeks capital growth by normally investing at least 80% of its assets in the equity securities of issuers engaged primarily in financial services-related industries.

• AIM V.I. Global Health Care Fund (Series I Shares) seeks capital growth by normally investing at least 80% of its assets in securities of health care industry companies.

• AIM V.I. Small Cap Equity Fund (Series I Shares) seeks long-term growth of capital by normally investing at least 80% of its assets in equity securities, including convertible securities of small-capitalization companies.

Sub-adviser(s): Invesco Trimark; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	• AIM V.I. Technology Fund (Series I Shares) seeks capital growth by normally investing at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.

American Funds Insurance Series managed by Capital Research and Management Company
• AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world. Normally, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action.

• AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

• AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

•  AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

DFA Investment Dimensions Group, Inc. advised by Dimensional Fund Advisors LP	• DFA VA Global Bond Portfolio seeks to maximize total returns available from a universe of high quality fixed income instruments maturing in five years or less.

• DFA VA International Small Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation

• DFA VA International Value Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA Short-Term Fixed Portfolio seeks to achieve stable real value of capital with a minimum of risk.

• DFA VA U.S. Large Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US value companies, on a market-cap weighted basis.

• DFA VA U.S. Targeted Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US small value companies, on a market-cap weighted basis.

DWS Investments managed by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, N.A.
• DWS Small Cap Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Fidelity Variable Insurance Products Funds — Initial Class managed by Fidelity Management & Research Company
• Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

• Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

• Fidelity VIP Growth Opportunities Portfolio (Initial Class) seeks to provide capital growth.

• Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

• Fidelity VIP International Capital Appreciation Portfolio (Initial Class) seeks capital appreciation.

• Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

First Eagle Variable Fund advised by First Eagle Investment Management, LLC
• First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities. Holdings consist mainly of stocks that trade in established foreign markets, but can include assets from developing countries. The fund is widely diversified and has exhibited lower volatility than most other foreign stock funds.

Ibbotson ETF Allocation Series advised by ALPS Advisers, Inc.	• Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with capital appreciation.

• Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation and some current income.

• Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and preservation of capital.

• Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

• Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and capital appreciation.

Janus Aspen Series managed by Janus Capital Management LLC
• Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income senior securities.

• Janus Aspen Enterprise Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.

• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital. The portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The portfolio will limit its investment in high-yield/high risk bonds to 35% or less of its net assets. This portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the portfolio invests, it may have relatively high portfolio turnover compare to other portfolios.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

• Janus Aspen Janus Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks selected for their growth potential. Although the portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the portfolio’s weighted average market capitalization was $52.1 billion.

• Janus Aspen Overseas Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from countries outside the United States. The portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

• Janus Aspen Worldwide Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from several different countries, including the United States. The portfolio may, under unusual circumstances, invest in a single country. The portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities.

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC	• PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO funds and does not invest directly in stocks or bonds of other issuers.

• PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management. Invest substantially all of its assets in Institutional Class shares of the PIMCO funds, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

• PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

• PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

• PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

• PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce & Associates, LLC
• Royce Micro-Cap Portfolio invests in micro-cap companies — those with market caps of up to $500 million, using a disciplined value approach, focusing on companies believed to be trading significantly below its estimate of current worth.

• Royce Small-Cap Portfolio invests in small-cap companies using a disciplined value approach. The manager believes that investors in the fund should have a long-term investment horizon of at least three-years. This is an aggressive investment.

Rydex Variable Trust managed by Rydex Investments
• Rydex Variable Trust Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

• Rydex Variable Trust NASDAQ-100® fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The fund’s current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.
• T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

• T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

• T. Rowe Price New America Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price International Series, Inc. managed by T. Rowe Price International, Inc.	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

Third Avenue Variable Series Trust managed by Third Avenue Management LLC
• Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

The Universal Institutional Funds, Inc. managed by Morgan Stanley Investment Management Inc., which does business in certain instances as Van Kampen	• UIF U.S. Mid Cap Value Portfolio (Class I) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation

Van Eck Worldwide Multi-Manager Alternatives Fund subadvised by:
Analytic Investors, Inc. Lazard Asset Management LLC, Martingale Asset Management, L.P. PanAgora Asset Management, Inc.	• Worldwide Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

Vanguard® Variable Insurance Fund managed by the following:	• Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

Balanced and High Yield Bond — Wellington Management Company, LLP	• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

Capital Growth — PRIMECAP Management Company	• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

Diversified Value — Barrow, Hanley, Mewhinney & Strauss	• Vanguard® VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

Equity Income — Wellington Management Company and The Vanguard Group	• Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index — Vanguard’s Quantitative Equity Group
Growth — Alliance Capital Management, L.P.
• Vanguard® VIF Growth Portfolio seeks to provide long-term growth of capital by investing primarily in large-capitalization stocks of high-quality, seasoned U.S. companies with records or superior growth.

International — Schroder Investment Management North America Inc.
• Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds”.

Money Market, Short-Term Investment-Grade and Total Bond Market Index — Vanguard’s Fixed Income Group	• Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

Small Company Growth — Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co LLC	• Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

Vanguard is a trademark of The Vanguard Group
• Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

• Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

• Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

Please note: Certain portfolios have similar names. It is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request because the request may not be in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which your net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets monthly and quarterly, respectively. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•	Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Us and TCI From the Funds

Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*

AIM Variable Insurance Funds	0.25%	PIMCO Variable Insurance Trust (Administrative Class)	0.25%
American Funds Insurance Series	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million **
Fidelity Variable Insurance Products Fund	0.05%; plus up to an additional 0.05% after $100 million**	T. Rowe Price International Series, Inc.	0.15% after $25 million **
First Eagle Variable Funds, Inc.	0.25%	The Universal Institutional Funds, Inc.	0.25%
Janus Aspen Series	0.15% after $50 million**

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

**	We receive this percentage on specified subaccounts once a certain dollar amount in fund shares is held by those specified subaccounts of Transamerica Life and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing, distributing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain charges before we allocate the net premium payments you make to the subaccounts or the fixed account. The charges deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium tax rates imposed on us vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC. Premiums paid in excess of target premium may have adverse tax consequences. See “Federal Income Tax Considerations”. Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load (for Policies issued on or after January 1, 2010) is:

•	12.00% of premium received up to target premium in Policy Year 1 and 0% of premium received in excess of target; and

•	9.00% of premium received up to target premium in Policy years 2-4 and 0% of premium received in excess of target; and

•	2.50% of premium received up to target premium in Policy years 5-7 and 0% of premium received in excess of target; and

•	2.10% of premium received up to target premium in Policy years 8-10 and 0% of premium received in excess of target; and

•	0.50% of all premium received up to target premium in Policy years 11+ and 0% of premium received in excess of target;

Different percent of premium load charges apply to Policies issued before January 1, 2010. For these Policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and a 2.80% current percent of premium load on excess of target premium for Policy years 1-30.

We can increase the percent of premium load for all Policies, but the maximum guaranteed percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:

•	the monthly contract charge; plus

•	the monthly cost of insurance charge for the Policy; plus

•	the monthly charge for any benefits provided by riders attached to the Policy; plus

•	a factor representing the mortality and expense risk charge; plus

•	the deferred sales load in Policy years 2-7.

Monthly Contract Charge (for Policies issued on or after January 1, 2010):

•	This charge currently equals $5.00 each Policy month for all Policy years.

•	We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

•	This charge is used to cover administrative services relating to the Policy.

Different current monthly contract charges apply for Policies issued before January 1, 2010. The highest current monthly contract charge is $5.00 per month in all Policy years. We can increase the monthly contract charge, but the maximum guaranteed charge is $10.00 per month in all Policy years.

Monthly Cost of Insurance Charge:

•	We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

•	The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1. is the monthly cost of insurance rate per $1,000 of insurance;

2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

•	This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to, the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

For Policies issued on or after January 1, 2009, the guaranteed rates for standard classes are based on the 2001 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“2001 CSO Tables”). For Policies issued before January 1, 2009, the guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables or the 1980 CSO Tables that are relevant to your Policy. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:

•	We assess a charge for this rider based on the issue age, duration, sex and underwriting class and face amount or net amount at risk.

Mortality and Expense Risk Charge:

We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense risks we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge (for Policies issued on or after January 1, 2010) is equivalent to:

•	An effective annual rate of 0.75% in Policy years 1-30; and

•	An effective annual rate of 0.10% in Policy years 31+.

Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. For these Policies, the highest current mortality and expense risk charge is: 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

We can increase the charges for all Policies, but the maximum guaranteed mortality and expense risk charge is equivalent to an effective annual rate of 2.00% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, then we absorb the loss. Conversely, if the charge more than covers actual costs, then the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:

•	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

•	The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

•	We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load (for Policies issued on or after January 1, 2010) equals:

•	0.250% of premium received up to target premium in Policy year 1 (for a cumulative total of 18% through Policy year 7); and

•	0% of premium received in excess of target premium in Policy year 1.

Different current monthly deferred sales loads apply for Policies issued before January 1, 2010. The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.

We can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.300% of all premium received in Policy year 1 (for a cumulative total of 21.60%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.

Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•	Loan interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

•	We currently charge you an annual interest rate on a Policy loan of 2.75% in Policy years 1-30; and 2.10% in Policy years 31+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.75% (annually) in Policy years 1-30 and 0.10% (annually) in Policy years 31+.

•	The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written (or faxed) request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by legislation or by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 4.86% in 2008 (total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses). Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test — guideline premium test or the cash accumulation test — applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a completed application in good order and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control including, but not limited to, because of the failure of a selling broker-dealer or registered representative to promptly forward that application to us at our mailing address. Any such delays will affect when your Policy can be issued and when your premium payment(s) can be allocated among your investment choices.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it in good order with a written request to cancel the Policy, to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy during the “free-look period,” then we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy at our home office, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy and the written request to cancel the Policy are received at our home office; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

“Good Order” Requirements

We cannot process your Policy application or requests for transactions relating to the Policy until we have received the application or the requests, as the case may be, in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, your completed application, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts affected by the requested transaction, the signatures of all policy owners, taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

During the free-look period, we will either (a) allocate the initial premium payment(s) to the subaccounts indicated on the application, or (b) hold the premiums paid in our general account or, if available, in the money market subaccount. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, (of amounts that were held in the general account or in the money market subaccount), including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378, Monday — Friday 8:00 a.m. — 4:30 p.m. Central Time. All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

HSBC Bank

ABA # 0210001088
For credit to: Transamerica Life Insurance Company
Account #: 000167797

Include your name and Policy number on all correspondence.

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative.

We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request in good order at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	You may request transfers in writing (in a form we accept) or by fax to our home office. Please note: Certain subaccounts have similar names. Failure to provide the full name of a subaccount when making a transfer request may result in a delay of your transfer because the request may not be in good order.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

•	The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•	Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

•	After the first Policy year, you may make one transfer per Policy year from the fixed account.

•	We reserve the right to require that you make the transfer request in writing.

•	We must receive the transfer request in good order at our home office no later than 30 days after a Policy anniversary.

•	We will make the transfer at the end of the valuation date on which we receive the written request.

•	The maximum amount you may transfer is limited to the greater of:

(a) 25% of your current cash value in the fixed account; or

(b) the amount you transferred from the fixed account in the immediately preceding Policy year.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a) impeding a portfolio manager’s ability to sustain an investment objective;

(b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please Note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday — Friday 8:00 a.m. — 4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

•	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive in good order at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form in good order at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and
	•	you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	•	we receive your request to discontinue participation at our home office;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who are appointed by us or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or to make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. Transamerica Life is not a party to the agreement that you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent for us and investment advisor to you. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, then you should ask them for more details.

Transamerica Life, or one of its affiliates, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policy owners to make financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or the investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) that is an investment option under the Policy.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount, the fixed account and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation date equals:	•	the cash value as of such date; minus
	•	any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” The subaccount value is initially equal to the amount of the initial net premium that was (i) allocated to each subaccount selected on the owner’s application, or (ii) held in the general account or, if available, the money market subaccount, during the free-look period, including any interest earned (or investment gains or losses incurred) during the free-look period. At the end of any other valuation period, the subaccount value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	•	the initial units purchased at accumulation unit value at the end of the free-look period; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased via transfers from another subaccount, the fixed account or the loan account; minus
	•	units redeemed to pay for monthly deductions; minus
	•	units redeemed to pay for partial withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus
	•	units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of:

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of all net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account; plus
	•	total interest credited to the fixed account; minus
	•	any amounts withdrawn from the fixed account to pay for monthly deductions as they are due; minus
	•	any amounts withdrawn from the fixed account to pay for partial withdrawals; minus
	•	any amounts transferred from the fixed account to a subaccount; minus
	•	any amounts redeemed to pay for partial withdrawal or transfer charges.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need (collectively referred to as “due proof of death”). Such due proof of death must be submitted in good order to avoid a delay in processing the life insurance benefit claim. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	•	the life insurance benefit (described below); minus
	•	any monthly deductions due during the late period (if applicable); minus
	•	any outstanding indebtedness or due and unpaid charges; plus
	•	any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit.  The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1 is the greater of:	1.	the face amount of the Policy; or
	2.	the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2 is the greater of:	1.	the face amount; plus • the cash value on the insured’s date of death; or
	2.	the limitation percentage; multiplied by • the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value since the cash value times 250% would exceed the face amount plus the cash value in this example. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3 is the greater of:	1.	the face amount; plus • cumulative premiums paid; less • cumulative partial withdrawals; or
	2.	the limitation percentage; multiplied by • the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid, partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000 (the life insurance benefit divided by 250%), the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The life insurance benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by insured’s age on Policy anniversary. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

Limitation Percentages Table — Guideline Premium Test

Insured’s		Insured’s		Insured’s
Age on Policy	Limitation	Age on Policy	Limitation	Age on Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage
0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

Limitation Percentages Table — Cash Value Accumulation Test

Insured’s			Insured’s
Age on Policy	Limitation Percentage		Age on Policy	Limitation Percentage
Anniversary	Male	Female	Anniversary	Male	Female
20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183

Insured’s			Insured’s
Age on Policy	Limitation Percentage		Age on Policy	Limitation Percentage
Anniversary	Male	Female	Anniversary	Male	Female
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	141	155
37	436	493	77	138	151
38	421	476	78	136	148
39	406	460	79	133	145
40	393	444	80	131	142
41	379	429	81	129	139
42	367	415	82	127	137
43	355	401	83	125	134
44	343	387	84	123	132
45	332	374	85	122	130
46	321	362	86	120	128
47	311	350	87	119	126
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100 +	101	101

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value through positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request in good order to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:

•	You must send your written request in good order to our home office.

•	You may not decrease your face amount lower than $1,000.

•	You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

•	A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:

•	You must submit a written application in good order to our home office.

•	You must submit additional evidence of insurability as requested.

•	We reserve the right to decline any increase request.

•	You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

•	An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

•	The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

•	IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy. All surrender requests must be submitted in good order to avoid a delay in processing your request. A surrender is effective as of the date when we receive your written request at our home office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

To spread the impact of first year percent of premium load and cost of insurance charges over a period of years and over any subsequent premium payments, we will pay you an amount in addition to the net cash value (the “additional amount”) on surrender if:

•	all Policies in the “case” (i.e., all Policies originally issued to a single owner on a common date) have been surrendered; and

•	ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

The “additional amount” is calculated as follows:

•	“fully surrendered net cash value” multiplied by

•	% based on the Policy year (see Percentage Table) multiplied by

•	a “factor.”

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy, plus;

•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;

•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

Percentage Table

For Policies issued on 05-01-2010 and later:
Policy Year		Percentage of net cash value

1		13.20%
2		13.13% reducing by .070% per Policy month
3		12.31% reducing by .055% per Policy month
4		11.64% reducing by .065% per Policy month
5		10.75% reducing by .170% per Policy month
6		8.75% reducing by .130% per Policy month
7		7.21% reducing by .110% per Policy month
8		5.91% reducing by .090% per Policy month
9		4.84% reducing by .085% per Policy month
10		3.82% reducing by .085% per Policy month
11		2.80% reducing by .080% per Policy month
12		1.84% reducing by .085% per Policy month
13	+	0%

Different percentages of net cash value apply to Policies issued before May 1, 2010.

The “factor” is between 0.00 and 1.00, inclusive. The “factor” is calculated as follows: (A/B), with A and B defined as follows: (A) target premium and (B) total first year premium. A different “factor” calculation applies to Policies issued before May 1, 2010.

Examples.

Examples of “factor” calculation.  Below is a table of calculation examples for the factor used in the calculation of the additional amount. These are for illustration purposes only.

	Target	Total First Year
	Premium	Premium
	(A)	(B)	=	Factor

Example 1	$100.00	$100.00		1.00
Example 2	$75.00	$100.00		0.75
Example 3	$50.00	$100.00		0.50
Example 4	$25.00	$100.00		0.25
Example 5	$10.00	$100.00		0.10

Example 1 of “additional amount” calculation.  For this example, assume the values of Example 3 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $110.00. In Policy year 2, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010. The additional amount at surrender is $7.22, which is the product of $110.00 x 13.13% x 0.50

Example 2 of “additional amount” calculation.  For this example, assume the values of Example 5 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $200.00. In Policy year 4, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010. The additional amount at surrender is $2.33, which is the product of $200.00 x 11.64% x 0.10.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawals:

•	You must send your written partial withdrawal request with an original signature to our home office. All partial withdrawal requests must be submitted in good order to avoid a delay in processing your request.

•	The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•	The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

•	We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

Signature Verification

Signature verification is relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. It provides protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, for certain transactions, we require that you provide a signature verification to deem the transaction request in good order.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the net cash value.

•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request in good order at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.75% in Policy years 1-30 and 2.10% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received in good order. We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not. If not repaid, we will deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment in good order during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application in good order for reinstatement to our home office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period (if we have not received the specified minimum payment);

•	the date the insured dies; or

•	the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under Policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test, if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual premiums.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional federal income tax is imposed on the amount includable in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary. These exceptions are available only if the owner is an individual.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax including if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans where the spread between the interest rate credited to the loaned amount and the interest rate charged on the loan is very small, are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

Section 1035 Exchanges and Material Changes.  Generally, no gain is taxed when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a MEC. Further a new policy that is issued in exchange for a MEC is also treated as a MEC. If you exchange your Policy, the new Policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued. Certain other changes to the Policy, including a change in ownership, an increase in coverage or other “material” change, could have tax consequences including the possible loss of any grandfathering privileges. Whether a change is considered “material” is determined in light of all relevant facts and circumstances. Accordingly, you should consult with a tax advisor if you are considering exchanging or making any changes to your Policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance Policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution. This is also true if the amount of indebtedness on a Policy is reduced or cancelled in connection with a section 1035 exchange. If a loan is taken out from a Policy that is a MEC, then the amount of the loan will be treated as a distribution and will be taxed accordingly.

Deductibility of Policy Loan Interest.  In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Experience Credits Rider.  There is some uncertainty regarding the tax consequences of the optional experience credits rider. In particular, it is possible that the policy owner could recognize taxable income with respect to interest credited to the claims stabilization reserve. You should consult a tax advisor as to the treatment of such reserve.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this Code section 264(f) could limit some (or all) of such entity’s interest deduction, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the section 264(f) rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance arrangement for directors and executive officers of such companies, since such arrangement arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Estate, Gift and Generation — Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes.  Although the likelihood of legislative or regulatory changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation, regulation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death in good order at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel. In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	•	The term face amount is the amount requested by the Owner in writing.
	•	This term face amount may be increased or decreased if requested in writing. Any increase is subject to evidence of insurability.
	•	The term insurance rider may be purchased at the time of application or after the Policy is issued before an insured is 80.
	•	The term insurance rider increases the Policy’s life insurance benefit.
Under life insurance benefit 1, the term insurance amount equals the term face amount plus the Policy face amount minus the Policy life insurance benefit minus the sum of Policy partial withdrawals.
Under life insurance benefit 2, the term insurance amount equals the term face amount plus the Policy face amount plus the Policy cash value minus the Policy life insurance benefit.
Under life insurance benefit 3, the term insurance amount equals the term face amount plus the Policy face amount plus the sum of Policy premiums paid minus the sum of Policy partial withdrawals minus the Policy life insurance benefit.
	•	The term insurance amount may not be less than zero nor more than the term face amount.
	•	The term insurance rider expires at age 100. The term insurance rider may terminate sooner if the Policy to which it is attached terminates without value, lapses for failure to pay a premium, or terminates due to death of the insured.
	•	You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.
	•	The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.
	•	There is an additional charge for this term insurance rider.

Experience Credits Rider

Policies with the same owner and satisfying our underwriting guidelines will be eligible for experience credits if elected. The experience credit rider establishes a claims stabilization reserve which is a fund out of which life insurance benefits are paid. The experience credits rider provides the Owner the unused balance in the claims stabilization reserve where there is better claims experience for the group of cases than anticipated. Payment of experience credits may lower Policy costs over time. An Owner may elect the experience credits rider if the Owner believes the group of cases will have better claims experience over time than anticipated by us.

Features of experience credits rider:	•	The experience credits rider must be selected at the time of application and may not be added to a Policy after issue.
	•	We increase by 20% the cost of insurance charge applied to each Policy. On the effective date and on each monthly deduction day we fund the claims stabilization reserve with the Policy’s cost of insurance charge.
	•	The claims stabilization reserve supports the payment of any experience credits.
	•	On the effective date and on each monthly deduction day, we deduct a charge from the claims stabilization reserve in an amount equal to:
A * (B/C), where
A = expected net life insurance benefit claims for a case (equivalent to the cost of insurance charge in absence of the experience credits rider);
B = actual life insurance benefit claims for the group of cases; and
C = anticipated life insurance benefit claims for the group of cases.
	•	Unused balances in the claims stabilization reserve will be transferred to the Policy as experience credits annually on the Policy anniversary. The amount of any experience credit will be allocated pro rata to the subaccounts to which the Owner currently has allocated its cash value.
	•	Unused balances in the claims stabilization reserve will be paid to the Owner in the case of a full surrender. Unused balances in the claims stabilization reserve will not be paid on partial withdrawals.
	•	The claims stabilization reserve is held in our general account and credited interest at an annual rate declared by us, not less than 2.00%. The interest becomes part of the claims stabilization reserve.
	•	All Policies in a case share a claims stabilization reserve. Additional Policies may be added to a case at any time.
	•	Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.

Experience Credits Rider example

Below is an example of how the experience for the group of cases affects a case with the experience credits rider. This is for illustration purposes only and may not be relied upon to show actual performance. In this example contributions to the claims stabilization reserve by the end of Month 3 are $60. Were the year to end at the Month 3 the amount of refund based on the unused portion of the claims stabilization reserve would equal to $60 plus any interest credited.

Without Experience Credit Rider	Month 1	Month 2	Month 3

Standard cost of insurance charge deducted from cash value:	$100	$100	$100
With Experience Credit Rider
Cost of insurance charge deducted from cash value and deposited into claim stabilization reserve, at 120% of standard cost of insurance:	$120	$120	$120
Actual-to-anticipated life insurance benefit claims experience ratio for the group of cases:	100%	98%	102%
Deduction from claim stabilization reserve to pay Transamerica Life the cost of insurance charge, equal to experience for the group of cases ratio times expected case life insurance benefit claims:	$100	$98	$102
	(= 100% x $100)	(= 98% x $100)	(=102% x $100)
Net contribution to claim stabilization reserve available to pay experience credits, equal to cost of insurance charge minus deduction from claim stabilization reserve:	$20	$22	$18
	(= $120 - $100)	(= $120 - $98)	(= $120 - $102)

Death Benefit Enhancement Riders

Under the death benefit enhancement riders, increased limitation percentages are provided for certain ages. The death benefit enhancement riders are available only if you have chosen the cash value accumulation test to qualify your Policy as life insurance under the Code.

Features of death benefit enhancement riders:	•	The limitation percentages on death benefit enhancement rider 1 are higher than those for the base Policy at ages 76-87. The limitation percentages on life insurance benefit enhancement rider 2 are higher than those for the base Policy at ages 73-87 for males and 74-87 for females. See Limitation Percentages Tables below.
	•	Cost of insurance charges and life insurance benefits may be higher at the age ranges mentioned above if the rider is in force.
	•	The death benefit enhancement riders may be elected at the time of issue. There are no issue age or underwriting class restrictions associated with the death benefit enhancement riders.
	•	The death benefit enhancement riders may be deleted at any time after issue at the owner’s request. The request will take effect the following Policy month.
	•	Only one death benefit enhancement rider may be added to a Policy.

Death Benefit Enhancement Rider 1

Limitation Percentages Table — Cash Value Accumulation Test

Insured’s			Insured’s
Age on Policy	Limitation Percentage		Age on Policy	Limitation Percentage
Anniversary	Male	Female	Anniversary	Male	Female
20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	144	156
37	436	493	77	144	156
38	421	476	78	144	156
39	406	460	79	144	156
40	393	444	80	144	156
41	379	429	81	142	153
42	367	415	82	140	151
43	355	401	83	136	146
44	343	387	84	132	141
45	332	374	85	128	136
46	321	362	86	124	132
47	311	350	87	120	128
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100 +	101	101

Death Benefit Enhancement Rider 2

Limitation Percentages Table — Cash Value Accumulation Test

Insured’s			Insured’s
Age on Policy	Limitation Percentage		Age on Policy		Limitation Percentage
Anniversary	Male	Female	Anniversary		Male	Female

20	773	901	60		208	234
21	748	870	61		202	227
22	724	839	62		196	221
23	701	810	63		191	215
24	678	782	64		186	209
25	656	754	65		182	203
26	634	728	66		177	198
27	613	702	67		173	193
28	593	678	68		169	188
29	574	654	69		165	183
30	555	631	70		161	179
31	536	609	71		157	174
32	518	588	72		154	170
33	500	568	73		151	166
34	483	548	74		151	163
35	467	529	75		151	163
36	451	511	76		151	163
37	436	493	77		151	163
38	421	476	78		151	163
39	406	460	79		151	163
40	393	444	80		151	163
41	379	429	81		148	160
42	367	415	82		146	158
43	355	401	83		141	152
44	343	387	84		136	146
45	332	374	85		131	140
46	321	362	86		126	134
47	311	350	87		121	129
48	301	338	88		117	124
49	291	327	89		116	122
50	282	317	90		115	120
51	273	307	91		114	119
52	264	297	92		113	117
53	256	288	93		112	115
54	248	279	94		111	113
55	241	270	95		110	112
56	233	262	96		109	110
57	227	255	97		107	108
58	220	247	98		105	106
59	214	240	99		102	102
			100	+	101	101

ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus

•	2.6% of all premiums paid in excess of target premium in first Policy year; plus

•	10% of all premiums paid up to target premium in Policy years 2 through 4; plus

•	2.6% of all premiums paid in excess of target premium in Policy years 2 through 4; plus

•	3.2% of all premiums paid up to target premium in Policy years 5 through 7; plus

•	2.6% of all premiums paid in excess of target premium in Policy years 5 through 7; plus

•	2.4% of all premiums paid in Policy years 8+.

For Policies that are in force at the end of the Policy year, we pay an additional trail commission of: 0.10% on the cash value in Policy years 2 through 20; 0.05% in Policy years 21-30; and 0% in all subsequent Policy years.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses we pay, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free-look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of the policy owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of the prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact your registered representative or our home office for specific information that is applicable to your state.

Legal Proceedings

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Transamerica Life’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy — General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings

Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

GLOSSARY

account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit — These are the accounting units used to calculate the values under this Policy.

age — The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary — The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

case — all Policies originally issued to a single owner on a common date.

cash value  — After the free-look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code — The Internal Revenue Code of 1986, as amended.

effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period — The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account — The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-319-355-2378. Our hours are Monday -Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.

indebtedness — The loan amount plus any accrued loan interest.

insured — The person upon whose life the Policy is issued.

issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse — Termination of the Policy at the expiration of the late period while the insured is still living.

late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account — A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value — The cash value in the loan account.

loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value — After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction — Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act — The Investment Company Act of 1940, as amended.

NYSE — New York Stock Exchange.

partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load — The percent shown on the Policy specifications page that is deducted from each premium paid.

planned premium — The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month — A one-month period beginning on the monthly deduction day.

Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC — U.S. Securities and Exchange Commission.

separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount — A sub-division of the separate account. Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value — The cash value in a subaccount.

target premium — Amount of premium used to determine the percent of premium loads.

the group of cases — all inforce cases issued by us which are similarly underwritten.

transfer — A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge — The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day — Each day on which the New York Stock Exchange is open for regular trading.

valuation period — The period from the close of the immediately preceding valuation day (usually 4:00 p.m. Eastern time) to the close of the current valuation day.

we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).

written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2009. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday — Friday from 8:00 a.m. — 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-109579/811-21440

PART B

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2010
ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA 52499
1-888-804-8461 • 1-319-355-8572
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an AEGON company. You may obtain a copy of the prospectus dated May 1, 2010, by calling 1-888-804-8461 or
1-319-355-8572 (Monday – Friday from 8:00 a.m. – 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and
Transamerica Corporate Separate Account Sixteen.

Glossary
The Policy – General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings

Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

GLOSSARY
account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
accumulation unit - These are the accounting units used to calculate the values under this Policy.
age - The issue age of the insured, plus the number of completed Policy years since the effective date.
beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.
cash value - After the free look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.
Code - The Internal Revenue Code of 1986, as amended.
effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.
face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.
fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.
general account - The assets of the company other than those allocated to the separate account or any other separate account established by the company.
guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.
home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-319-355-2378. Our hours are Monday — Friday from 8:00 a.m. – 4:30 p.m. Central Standard Time.
indebtedness - The loan amount plus any accrued loan interest.
insured - The person upon whose life the Policy is issued.
issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.
lapse - Termination of the Policy at the expiration of the late period while the insured is still living.
late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.
life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.
life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.
life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force.

The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.
loan account - A portion of the Company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.
loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.
monthly deduction - Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).
monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.
net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.
net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.
1940 Act - The Investment Company Act of 1940, as amended.
partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.
Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.
Policy month - A one-month period beginning on the monthly deduction day.
Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.
policy owner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.
portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.
SEC - U.S. Securities and Exchange Commission.
separate account - Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.
settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.
subaccount - A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.
subaccount value - The cash value in a subaccount.
target premium - Amount of premium used to determine the percent of premium loads.
transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.

we, us, company, our - Transamerica Life Insurance Company (“Transamerica Life”).
written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.
THE POLICY – GENERAL PROVISIONS
Entire Contract
The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.
Information in the Application for this Policy
In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.
No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.
Changing the Owner
•	Change the owner by providing written notice in good order to us at our home office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our home office.
Choosing the Beneficiary
•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.
•	Any beneficiary designation is revocable unless otherwise stated in the designation.
•	If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.
•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.
Changing the Beneficiary
•	The owner changes the beneficiary by providing written notice in good order to us at our home office any time while the insured is alive and the Policy is in force.
•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.
•	We are not liable for any payments we made before we received the written notice at our home office.
Assigning the Policy
•	The owner may assign Policy rights while the insured is alive.
•	The owner retains any ownership rights that are not assigned.
•	We must receive written notice in good order of the assignment at our home office.
•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	We are not:
à	bound by any assignment unless we receive a written notice in good order of the assignment at our home office;

à	responsible for the validity of any assignment;

à	liable for any payment we made before we received written notice of the assignment at our home office; or

à	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Exchanging the Policy
•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

•	In order to exchange this Policy, we will require:
à	that this Policy be in effect on the date of the exchange;

à	repayment of any unpaid loan;

à	an adjustment, if any, for premiums and cash values of this and the new policy.

•	The date of exchange will be the later of:
à	the date you send this Policy along with a signed written request for an exchange;

à	the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.
•	The date of the exchanged policy will be the same as the date of the original Policy.
•	The benefits of the new policy will not reflect the investment experience of the separate account.
•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.
•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.
Selecting the Tax Test
The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.
Our Right to Contest the Policy
In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.
Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.
Misstatement of Age or Sex
If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.
Modifying the Policy
Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.
ADDITIONAL INFORMATION
Settlement Options
When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
Under a settlement option, the dollar amount of each payment may depend on four things:
•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.
If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.
Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:
1.	The income rates in effect for us at the time the income payments are made; or

2.	The following income rates as guaranteed in the Policy.

Monthly
Fixed	Installment
Period	per
(in months)	$1,000.00
60	17.49
120	9.18
180	6.42
240	5.04
300	4.22
360	3.68
Additional Information about Transamerica Life and the Separate Account
Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Transamerica Life’s home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.
Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.
Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.
Changes to the Separate Account
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.
The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

Potential Conflicts of Interests
Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.
Variations in Policy Provisions
Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.
Personalized Illustrations of Policy Benefits
To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.
The illustrations also will reflect the average portfolio expenses for 2008. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.
Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
Our affiliate TCI is the distributor and principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.
During fiscal years 2009, 2008 and 2007, the amounts paid to TCI (beginning May 1, 2007) and AFSG Securities Corporation (“AFSG”) (the principal underwriter until April 2007) in connection with all Policies sold through the separate account were $ $814,568.30, $1,386,751.00 and $1,927,480.26, respectively. TCI and AFSG passed through commissions they received to selling firms for their sales and did not retain any portion in return for their services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:

✓	the current cash value	✓	any activity since the last report
✓	the current net cash value	✓	the current subaccount values and loan account value
✓	the current life insurance benefit	✓	current net premium allocations
✓	the current loan amount	✓	any other information required by law
In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Claims of Creditors
Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.
Records
We will maintain all records relating to the separate account and the fixed account.
Additional Information
A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.
Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2009 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2009, 2008 and 2007, for each of the three years in the period ended December 31, 2009, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Financial Statements
The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Transamerica Life’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
Transamerica Life’s financial statements and schedules at December 31, 2009, 2008, and 2007 and for each of the three years in the period ended December 31, 2009, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.
UNDERWRITING
Underwriting Standards
This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of gender.
Your cost of insurance charge will vary by a number of factors, including, but not limited to, the insured’s gender, issue age on the effective date and rate class. We currently place insureds into the following rate classes:
•	Medical issue;

•	Simplified issue;

•	Guaranteed issue;

•	Guaranteed issue select;

•	Non-tobacco use;

•	Tobacco use
We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application. Guaranteed issue select may require a full medical exam and/or further information before an insured is approved for coverage.

PERFORMANCE DATA
Performance Data in Advertising Sales Literature
We may compare each subaccount’s performance to the performance of:
•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);
à	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
•	the Standard & Poor’s Index of 500 Common Stocks or other widely recognized indices;
à	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
à	certificates of deposit;

à	savings accounts and U.S. Treasuries;

à	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

à	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Transamerica Life’s Published Ratings
We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

Transamerica Corporate Separate Account Sixteen
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to the Financial Statements
Transamerica Life Insurance Company
Report of Independent Registered Public Accounting Firm
Audited Financial Statements
Balance Sheets — Statutory Basis
Statements of Operations — Statutory Basis
Statements of Changes in Capital and Surplus — Statutory Basis
Statements of Cash Flow — Statutory Basis
Notes to Financial Statements — Statutory-Basis
Statutory-Basis Financial Statement Schedules
Summary of Investments – Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

Part C: Other Information
Item 26. Exhibits
(a)	Board of Directors Resolution**

(b)	Custodian Agreements (Not Applicable)

(c)	Underwriting Contracts
i.	a. Amended and Restated Principal Underwriting Agreement [2]
b.	Amendment to Underwriting Agreement [7]

c.	Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement [13]
ii.	Selected Broker Agreement [7]
a.	Selected Broker Agreement [13]
(d)	Contracts
i.	Specimen Variable Adjustable Life Insurance Policy**
a. Specimen Variable Adjustable Life Insurance Policy (approved effective 1-1-09)15

ii.	Term Insurance Rider**

iii.	Experience Credits Rider [9]

iv.	Death Benefit Enhancement Rider 1*

v.	Death Benefit Enhancement Rider 2*

(e)	Application**
i.	Application [13]
(f)	Depositor’s Certificate of Incorporation and By-Laws
i.	Articles of Incorporation of Transamerica Life Insurance Company [1]

ii.	By-Laws of Transamerica Life Insurance Company[1]
(g)	Reinsurance Contracts
i.	Reinsurance Treaty dated July 1, 2002 [5]
(h)	Participation Agreements
i.	a. Participation Agreement regarding Fidelity Variable Insurance Products Fund [3]
b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II 3
c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III 3
d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II 7
e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III7
f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds 12
g. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds 13

ii.	a. Participation Agreement regarding PIMCO Variable Insurance Trust [7]
b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust7

c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust7
d. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 13
e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust13
iii.	a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]
b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 13
iv.	a. Participation Agreement regarding Janus Aspen Series [4]
b. Amendment to Participation Agreement regarding Janus Aspen Series 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. 13
v.	a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. 7
vi.	a. Participation Agreement regarding Universal Institutional Funds, Inc. [7]
b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. 7
c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. 7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds Inc. 13
vii.	a. Participation Agreement regarding Vanguard Variable Insurance Funds [7]
b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds7
c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds 13
viii.	a. Participation Agreement regarding Royce Capital Fund [7]
b. Amendment to Participation Agreement regarding Royce Capital Fund7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund 13
ix.	a. Participation Agreement regarding Rydex Variable Trust [7]
b. Amendment to Participation Agreement regarding Rydex Variable Trust7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust 13
x.	Participation Agreement regarding Gateway Variable Insurance Trust [7]

xi.	Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. [7]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. 13

2

xii.	Participation Agreement regarding Third Avenue Variable Insurance Trust [7]
a. a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance Trust13
xiii.	a. Participation Agreement regarding PBHG Insurance Series Fund [7]
b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund) 13
xiv.	a. Participation Agreement regarding AIM Variable Insurance Funds[8]
b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds9
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds13
xv.	Participation Agreement regarding Van Eck Worldwide Insurance Trust[9]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust13
xvi.	Participation Agreement regarding American Funds Insurance Series[11]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series13
xvii.	Participation Agreement regarding DWS Investments VIT Funds[13]
(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds13
xviii.	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds. [14]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. funds. 14
xix.	Participation Agreement regarding Ibbotson ETF Allocation Series [14]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series 14
b. Amendment to Participation Agreement regarding Ibbotson ETF Allocation Series 14
(i)	Administrative Contracts
i.	Third Party Administration and Transfer Agent Agreement [6]
(j)	Other Material Contracts (Not applicable)

(k)	Legal Opinion[7]

(l)	Actuarial Opinion (Not Applicable)

(m)	Calculation (Not Applicable)

(n)	Other Opinions

i.	Consent of Ernst & Young LLP ***

ii.	Consent of Sutherland Asbill & Brennan LLP ***

(o)	Omitted Financial Statements (Not Applicable)

(p)	Initial Capital Agreements (Not Applicable)

(q)	Redeemability Exemption
i.	Memorandum describing issuance, transfer and redemption procedures[7]

ii.	Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005[10]

3

iii.	Memorandum describing issuance, transfer and redemption procedures[12]

iv.	Updated memorandum describing issuance, transfer and redemption procedures[16]
(r)	Power of Attorney
i.	Power of Attorney for Craig D. Vermie [13]

ii.	Power of Attorney for Arthur C. Schneider [13]

iii.	Power of Attorney for Brenda K. Clancy [13]

iv.	Power of Attorney for Eric J. Martin [13]

v.	Power of attorney for M. Craig Fowler[14]

vi.	Power of attorney for Mark W. Mullin[15]

vii.	Power of attorney for Kenneth Kilbane[15]

*	Filed herewith.

**	Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579).

***	To be filed by amendment.

[1]	Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

[2]	Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

[5]	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

[6]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

[7]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

[8]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

[9]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

[10]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005. (File No. 333-109579)

[11]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)

[12]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)

[13]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-6 registration statement filed April 27, 2007 (File No. 333-109579)

[14]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-6 registration statement filed April 28, 2008 (File No. 333-109579)

[15]	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-6 registration statement filed October 31, 2008 (File No. 333-109579)

[16]	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-6 registration statement filed July 10, 2009 (File No. 333-109579)

4

Item 27. Directors and Officers of the Depositor

	Principal Business
Name	Address	Position
Mark W. Mullin	(1)	Chief Executive Officer and Director

Kenneth Kilbane	(1)	Chairman of the Board and Director

Craig D. Vermie	(1)	Director, General Counsel, Senior Vice President and Secretary

Arthur C. Schneider	(1)	Chief Tax Officer, Director and Senior Vice President

Brenda K. Clancy	(1)	Director and President

M. Craig Fowler	(1)	Treasurer and Vice President

Eric J. Martin	(1)	Corporate Controller and Vice President

(1)	4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

5

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral

6

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — AEGON USA, LLC (99%)	Inter-company lending and general business

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

7

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

8

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments

9

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

10

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

11

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member — Life Investors Financial Group, Inc.	Direct sales of term life insurance

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

12

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%);	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

13

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

14

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation

The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

15

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — - will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

16

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

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Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.
Item 29. Indemnification
The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or

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controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VUL-3, Separate Account VUL A, Separate Account VL; Separate Account VUL-1; Separate Account VUL-2; Separate Account VUL-4; Separate Account VUL-5; Separate Account VUL-6; and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable

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Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

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(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter
John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

Blake S. Bostwick	(2)	Chief Operations Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Frank A. Camp	(1)	Secretary

Elizabeth Belanger	(6)	Assistant Vice President

Amy J. Boyle	(4)	Assistant Vice President

John Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Karen D. Heburn	(4)	Vice President

Wesley J. Hodgson	(2)	Assistant Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

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	Principal
Name	Business Address	Position and Offices with Underwriter
Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Amy Angle	(3)	Assistant Secretary

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	4 Manhattanville Rd., Purchase, NY 10577
(c)  Compensation to Principal Underwriter:

Net
	Underwriting	Compensation
	Discounts and	on	Brokerage
Name of Principal Underwriter	Commissions	Redemption	Commissions	Compensation
Transamerica Capital, Inc. (1)	$814,568.30	None	N/A	N/A

(1)	Fiscal Year 2009

Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.
Item 32. Management Services (Not Applicable)
Item 33. Fee Representation
Transamerica Life Insurance Company (“Transamerica Life”) hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 1st day of March, 2010.

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN (Registrant)
By
Name:	Brenda Clancy*
Title:	President

TRANSAMERICA LIFE INSURANCE COMPANY (Depositor)
By
Name:	Brenda Clancy*
Title:	President

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Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark W. Mullin*	Chief Executive Officer and Director	03-01-10

Kenneth Kilbane*	Chairman of the Board and Director	03-01-10

Craig D. Vermie*	Director, Senior Vice President, Secretary and General Counsel	03-01-10

Arthur C. Schneider*	Director, Senior Vice President and Chief Tax Officer	03-01-10

Brenda K. Clancy*	Director and President	03-01-10

M. Craig Fowler*	Treasurer and Vice President	03-01-10

Eric J. Martin*	Corporate Controller and Vice President	03-01-10

/s/ Karen J. Epp
*Signed by Karen J. Epp as Attorney in Fact

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EXHIBIT INDEX
Item 26(d) Contracts

iv.	Death Benefit Enhancement Rider 1

v.	Death Benefit Enhancement Rider 2

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